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                                                                     EXHIBIT 4.8

                              CERTIFICATE OF TRUST
                                       OF
                              RGA CAPITAL TRUST IV

         This Certificate of Trust of RGA Capital Trust IV (the "Trust") is being executed and filed on behalf of the Trust by the undersigned, as trustees, to form a Statutory Trust under the Delaware Statutory Trust Act (12 Del. C.
Section 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is RGA Capital Trust IV.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19771.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         In witness whereof, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                         THE BANK OF NEW YORK (DELAWARE),
                                         as Delaware trustee

                                         By: /s/ JAMES LONGSHAW
                                             -----------------------------------
                                         Name: James Longshaw
                                               ---------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------



                                         /s/ JACK B. LAY
                                         ---------------------------------------
                                         Jack B. Lay
                                         Trustee

                                         /s/ A. GREIG WOODRING
                                         ---------------------------------------
                                         A. Greig Woodring
                                         Trustee

                                         /s/ TODD C. LARSON
                                         ---------------------------------------
                                         Todd C. Larson
                                         Trustee